Voya Corporate Leaders 100 Fund Investment Strategy - Class A C I R R6 and W Shares [Member] - Voya Corporate Leaders 100 Fund	May 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]	Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments tied to the 100 constituent companies included in the S&P 100 Index (the “Index”). For purposes of this 80% policy, the 100 constituent companies included in the Index are referred to as the Corporate Leaders 100. The Index, a subset of the S&P 500® Index, is weighted by float-adjusted market capitalization and generally consists of the largest and most stable companies of the S&P 500® Index that have listed options. Sector balance is also considered in the selection of companies for the Index. The market capitalization of companies within the Index will change with market conditions. As of June 30, 2025, the market capitalization of companies within the Index ranged from 44.8 billion to $3.9 trillion. Under normal circumstances, the Fund invests primarily in equity securities of issuers included in the Index. Equity securities include, without limitation, common and preferred stocks, warrants, and convertible securities. The Fund may also invest in derivative instruments including, without limitation, futures. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset. The Fund may invest in real estate-related securities, including real estate investment trusts (“REITs”). The Fund may also invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder. The Fund’s investment strategy follows a strict rules-based approach. Under normal circumstances, the Index securities are equally weighted in the Fund's investment portfolio at the beginning of each calendar quarter, meaning that the securities of each constituent company included in the Index would represent approximately 1% of the Fund's investment portfolio. This approach seeks to increase performance potential and tends to overweight undervalued securities. If a security is underperforming the S&P 500® Index and the S&P 500® Index is (i) positive on an intra-quarter basis, the security will typically be sold when it declines by 30% or more, irrespective of the percentage difference versus the S&P 500® Index; or (ii) negative on an intra-quarter basis, the security will typically be sold when it underperforms the S&P 500® Index by 30% or more. If a security is outperforming the S&P 500® Index, it will typically be reduced to 1% of the Fund’s investment portfolio when it outperforms the S&P 500® Index by 50% or more on an intra-quarter basis. In response to adverse market, economic, political, or other unusual conditions, the Investment Adviser may determine not to sell certain securities, if the value of those securities decline more than 30% relative to the S&P 500® Index overall, based on the circumstances. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.